Exhibit 99.2
Royal Gold Commits to Acquire Royalties on Serrote and Santa Rita Mines Producing base metal mines expected to provide attractive long-term precious metal royalty exposure June 12, 2023

ROYAL GOLD, INC. | SERROTE AND SANTA RITA ROYALTY ACQUISITIONS 2 | JUNE 12, 2023 Cautionary Statements Forward-Looking Statements: This press release includes “forward-looking statements” within the meaning of U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like “will,” “may,” “could,” “should,” “would,” “believe,” “estimate,” “expect,” “anticipate,” “plan,” “forecast,” “potential,” “intend,” “continue,” “project,” or negatives of these words or similar expressions. Forward-looking statements include, among others, statements about the benefits of the proposed acquisition of the royalties; the expected closing date; the potential for expansion of the mine life at the Serrote and Santa Rita mines; the royalty revenue, including the revenue mix and the timing of receipt of royalty payments; the expected tax rate on the royalty revenue; cash consideration for the proposed acquisition of the royalties and the allocation of the cash consideration for each of the royalties; the terms of the proposed acquisition of the royalties, including the fixed payabilities used to determine the royalty revenue, the lack of deductions from royalty payments, security for the interests of Royal Gold under the proposed royalty agreements, Royal Gold’s contribution to support programs for communities around the Serrote and Santa Rita mines, the formation and membership of an independent geotechnical and hydrogeological review committee, rights of first refusal and first offer, and closing conditions; Royal Gold’s plan to draw on its revolving line of credit to fund the proposed acquisition; the expected operating and financial performance of the Serrote and Santa Rita mines; the amounts and sources of funding for the ACG transaction with Appian; name change for ACG; the board and management of ACG; and Royal Gold’s acquisition and capital allocation strategies. Forward-looking statements are based on current expectations, estimates and assumptions that involve risks and uncertainties that could cause actual results to differ materially from those projected. The risks and uncertainties that could cause actual results to differ materially from those in forward looking statements include, without limitation, a lower-price environment for gold, platinum, palladium, silver or copper; operating activities or financial performance of the Serrote and Santa Rita mines, including inaccuracies in ACG’s or the operator’s disclosures, variations between actual and forecasted performance, the operator’s ability to complete projects on schedule and as planned, the operator’s changes to mine plans and reserves and resources, the operator’s liquidity needs, mining hazards, labor disputes, distribution and supply chain disruptions, permitting and licensing issues, contractual issues involving our royalty agreement(s), or operational disruptions due to public health crises; environmental risks, including those caused by climate change; potential cyber-attacks, including ransomware; adverse economic and market conditions; risks of doing business in foreign jurisdictions; changes in laws or regulations; the risk of litigation related to the proposed acquisition of the royalties; the diversion of management time from ongoing business operations due to transaction-related issues; the volatility in commodity prices; competition, government regulation or other actions; and other risks detailed in Royal Gold’s Annual Report on Form 10-K for the yead ended December 31, 2022, available on Royal Gold’s website at royalgold.com and on the Securities and Exchange Commission website at http://www.sec.gov. Other unpredictable or unknown factors not discussed in this release could also have material adverse effects on forward-looking statements. Forward-looking statements speak only as of the date on which they are made. We disclaim any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements. Statement Regarding Third-Party Information: Certain disclosures herein relating to the Serrote and Santa Rita mines are based on information publicly disclosed by ACG and Appian and information available in the public domain as at the date hereof. Royal Gold does not independently prepare or verify this information and does not have access to the property or sufficient data to do so and refers the reader to the disclosures of ACG and Appian. This presentation is not an offer for sale of securities in the United States or in any other jurisdiction. No securities of ACG Acquisition Company Limited ("ACG") have been or will be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or with any securities regulatory authority of any state or other jurisdiction of the United States, and may not be offered, sold, resold, pledged, delivered, assigned or otherwise transferred, directly or indirectly, within the United States except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. There has not been and will be no public offering of the securities of ACG in the United States.

ROYAL GOLD, INC. | SERROTE AND SANTA RITA ROYALTY ACQUISITIONS 3 | JUNE 12, 2023 ✓ People • ACG Acquisition Company Ltd., to be renamed ACG Electric Metals, is a London-listed base metals company with well-known and experienced management, formed to supply the western automotive industry • Financing partners include Stellantis and PowerCo, a subsidiary of Volkswagen • Brazilian operating team has extensive mining experience and long history of managing the Serrote and Santa Rita mines ✓ Place • Brazil is a mining friendly jurisdiction, the States of Alagoas and Bahia have well-established mining industries, and there is strong local community support for Serrote and Santa Rita • Skilled labor, power and transportation infrastructure are proximal ✓ Project • Royalty revenue expected to be 60% Au / 25% Pd+Pt / 10% Ni / 5% Cu for first 5 years • Mines are currently producing with excellent potential for mine life extensions: • Serrote reserve plan expected to support production until 2034; large resource inventory and satellite projects provide potential to extend the mine life • Santa Rita open pit reserve expected to support production until 2028; PEA on large resource indicates potential for 27-year underground mine life • Serrote and Santa Rita have successful operating histories with well-developed safety cultures and community relations programs • Competent Person’s Reports for Serrote and Santa completed by SLR Consulting (Canada) Ltd., available at https://www.acgcorp.co Proposed Acquisition Meets Royal Gold’s Investment Criteria Transaction on producing Serrote and Santa Rita mines expected to provide immediate and diversified revenue

ROYAL GOLD, INC. | SERROTE AND SANTA RITA ROYALTY ACQUISITIONS 4 | JUNE 12, 2023 Overview of Proposed Acquisition Transaction Details • RG Royalties, LLC, a wholly-owned subsidiary of Royal Gold, Inc., to acquire royalties: • $215M cash payable on closing in return for precious metal royalties: • Serrote – 85% of payable Au (93% payability) until $250M revenue threshold, and 45% thereafter • Santa Rita – (64oz Au + 135oz Pt + 100oz Pd) per 1M lb Ni produced (86% payability) until $100M revenue threshold, and 64 oz per 1M lb Ni produced thereafter • $35M cash payable on closing in return for base metal royalty on total payable Cu and Ni production from Serrote and Santa Rita (payabilities of 97% for Cu at Serrote, and 86% for Ni and 72% for Cu at Santa Rita) at a variable rate of: • 0.50% during 2023, 2024; 0.75% during 2025; 1.10% thereafter until $90M revenue threshold, and 0.55% thereafter • There are no deductions applicable to royalty payments • Economic effective date of May 1, 2023 Consideration and Financing • US$250M paid in cash at closing from available resources including an expected draw of approximately $200M on Royal Gold’s revolving credit facility, assuming current metal prices Unique Features • Royal Gold interest to cover large areas at Serrote (850 km2 ) and Santa Rita (4,200 km2 ) including all mineral rights at the time of closing • Royal Gold rights to include: • ROFRs over sale of royalty and stream interests on Serrote and Santa Rita • ROFO over sale of royalty and stream interests on any other projects acquired by ACG Electric Metals prior to achievement of all royalty revenue thresholds (as detailed above) • Nomination of one member to an Independent Geotechnical and Hydrogeological Review Committee to review and provide guidance on open pit design and operations at Serrote and Santa Rita • Royal Gold to make ESG contribution of 0.25% of the annual royalty payments received to support programs benefitting the communities within the area of influence of each of Serrote and Santa Rita

ROYAL GOLD, INC. | SERROTE AND SANTA RITA ROYALTY ACQUISITIONS 5 | JUNE 12, 2023 Overview of Proposed Acquisition (continued) Security • Royal Gold interests will be secured by pledges of the direct and indirect ownership interests held by ACG Electric Metals in the Serrote and Santa Rita mines, subordinated to the interests of senior bank lenders who have agreed to provide ACG with a $225 million term loan and $75 million revolving credit facility • Royal Gold’s security interests will rank equally to those in support of a 2.75% NSR royalty on Santa Rita retained by Appian Capital Advisory, LLP (“Appian”), and a 2.5% NSR royalty on production from Santa Rita granted to La Mancha Resource Capital, LLP Closing Conditions • Closing of the royalty acquisitions will be conditional on: • Successful completion of the ACG transaction with Appian • A minimum working capital position for ACG at closing • Various conditions which are standard for transactions of this nature including the negotiation of definitive royalty and security agreements with ACG and an intercreditor agreement with the senior lenders Expected Closing • By end of July 2023 Tax • Royalty revenue expected to be taxed directly in the USA • Combined Federal/State income tax rate of 24% Expected Revenue Timing • Royalty payments expected to be made in the month following any payment (either provisional or final) made to ACG for concentrates from offtakers • Shipments from Serrote and Santa Rita generally occur once per month

Santa Rita Overview*

Nickel open pit mine with underground development potential in Bahia State, Brazil

Summary

- Rare nickel sulphide resource, a key input in class 1 products used in EVs
- Significant scale with LoM average NiEq production of 31ktpa under 33-year plan

Successful re-start of operations completed

- New and improved operating plan building on 2015 achievements
- Successful restart and ramp-up completed since 2020

Proved infrastructure and logistics

- Port of Ilheus 140km from site by highway
- 230kV line connected to grid — significant proportion of which is hydroelectric

A view from site





Project location


Belo Horizonte
Rio de Contas
Ipiaú
Salvador
ATLANTIC
NICKEL
140km
Ilhéus Port

Key metrics[1]

	Open pit	Underground
Reserves[2]	34.8Mt @ 0.31% NiS, 0.11% Cu, 0.01% Co	-
Resources[3]	43.4Mt @ 0.33% NiS, 0.12% Cu, 0.01% Co	105.9Mt @ 0.54% NiS, 0.18% Cu, 0.01% Co
Inferred resources	0.05Mt @ 0.25% NiS, 0.10% Cu, 0.01% Co	130.9Mt @ 0.54% NiS, 0.17% Cu, 0.01% Co
Production start	Producing	2027
Strip ratio	2.79x	-
LoM avg. payable prod. (kt)	~15 NiEq	~24 NiEq
Life of Mine (LoM)	6 years	27 years
Throughput	6.5Mtpa	6.3Mtpa
C1 cash cost	OP LoM: ~US$3.16/lb Ni	UG LoM: ~US$2.02/lb Ni
AISC[4]	OP LoM: ~US$5.26/lb Ni	UG LoM: ~US$3.57/lb Ni
By-products	Copper, Cobalt, Gold, Platinum, Palladium	
LoM Total EBITDA (+/- 10%)[5,6]	~US$7.2 – 8.8bn	
LoM Avg. EBITDA (+/- 10%)[5,6]	~US$225 – 275m	
LoM capex[6]	US$1.8bn	

Source: Appian Capital Advisory LLP. All LoM metrics shown from 2023 to 2054.
Notes: 1. Consensus model pricing assumed. As per 2023 Santa Rita CPR (as defined below). Technical information regarding the Santa Rita and the Serrote mine included in this presentation is based on a technical report on the Santa Rita mine dated April 2023 (the "2023 Santa Rita CPR") and a technical report on the Serrrote mine dated April 2023 (the "2023 Serrote CPR" and, together with the 2023 Santa Rita CPR, the "CPRs") each prepared by "competent persons", as defined in the Financial Conduct Authority Primary Market Technical Note 619.1.
2. Reserves include proven and probable reserves. 3. Resources include measured and indicated resources. 4. Excluding corporate G&A. 5. EBITDA range shown reflects a -/+10% sensitivity on broker consensus price decks, including: Nickel ($/lb)(2023: 9.87 / 2024: 9.46 / 2025: 9.61 / LT: 8.46); Copper ($/lb)(2023: 3.55 / 2024: 3.82 / 2025: 3.94 / LT: 3.59); Cobalt ($/lb)(2023: 25.58 / 2024: 27.70 / 2025: 27.37 / LT: 23.53); Gold ($/oz)(2023: 1,753 / 2024: 1,719 / 2025: 1,654 / LT: 1,615); Platinum ($/oz)(2023: 1,027 / 2024: 1,099 / 2025: 1,121 / LT: 1,140); Palladium ($/oz)(2023: 1,977 / 2024: 1,763 / 2025: 1,544 / LT:1,363). Based on asset level EBITDA. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA includes hedging gains / (losses) and is net of existing asset level royalties (including Appian Capital Advisory LLP's 2.75% Net Smelter Return royalty on the open pit and underground). EBITDA excludes additional corporate third-party streams as part of the acquisition funding and excludes corporate G&A. 6. LoM total and average EBITDA are presented for the period of 2023 to 2054.

**All information on this slide has been provided to Royal Gold by ACG Acquisition Company Ltd.*

ROYAL GOLD, INC. | SERROTE AND SANTA RITA ROYALTY ACQUISITIONS | JUNE 12, 2023

6

Serrote Overview*

Copper/gold open pit mine in Alagoas State, Brazil

Summary

- Conventional open pit mine and processing operation producing high quality copper-gold concentrate
- Ideally located with access to existing infrastructure and multiple nearby ports
- Scalable deposit and operation
  - Initial reserve pit defined on conservative $2.70/lb copper price driving defensive cost position
  - Potential exists to extend the life of mine and ore production to ~84Mt sulphide and ~11Mt oxide resources M&I plus 5Mt inferred sulphide resources
  - Opportunity to debottleneck plant once in operation at low additional capital cost, leveraging excess dynamic capacity
- Further upside potential through addition of satellite pits from attractive package of exploration properties

A view from site



Project location



Suape
255km
ALAGOAS
BRAZIL
Serrote
Maceió
85km
145km
Aracaju
Atlantic Ocean
Asset
Port Facility
Road / Highway

Key metrics[1]

Reserves[2]	46.7Mt @ 0.58% Cu, 0.10g/t Au
Resources[3]	96.7Mt @ 0.54% Cu, 0.10g/t Au
Inferred Resources	4.9Mt @ 0.52% Cu, 0.07g/t Au
Production start	Q2 2021
Strip ratio	1.69x
LoM avg. payable prod	~20kt CuEq
Life of Mine (LoM)	12 years
Throughput	4.1 Mtpa
C1 cash cost	~US$1.37/lb Cu
AISC	~US$1.85/lb Cu
By Products	Gold
LoM EBITDA (+/- 10%)[4,5]	~US$940m – US$1,148m
LoM Average EBITDA (+/- 10%)[4,5]	~US$78m – US$96m
LoM sustaining capex	US$132m

Source: Appian Capital Advisory LLP. All LoM metrics shown from 2023 to 2034.
Notes: 1. Consensus model pricing assumed. As per 2023 Serrote CPR report. 2. Reserves include proven and probable reserves. 3. Resources include measured and indicated resources. 4. EBITDA range shown reflects a -/+10% sensitivity on broker consensus price decks, including: Copper ($/lb)(2023: 3.55 / 2024: 3.82 / 2025: 3.94 / LT: 3.59); Gold ($/oz)(2023: 1,753 / 2024: 1,719 / 2025: 1,654 / LT: 1,615). Based on asset level EBITDA. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA includes hedging gains / (losses) and is net of existing asset level royalties. EBITDA includes a 35% gold GRR and excludes any additional corporate third-party streams agreed as part of the transaction. EBITDA excludes corporate G&A. LoM total and average EBITDA are presented for the period of 2023 to 2034. 5. Information is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Metrics that are considered non-IFRS financial measures are presented on a non-IFRS basis without reconciliation of such forward-looking non-IFRS measures. For more information around non-IFRS financial measures, see slide 2.

**All information on this slide has been provided to Royal Gold by ACG Acquisition Company Ltd.*



ROYAL GOLD, INC. | SERROTE AND SANTA RITA ROYALTY ACQUISITIONS | JUNE 12, 2023

7

Long-Life NiEq Production*

Combined production profile has expansion and extension potential

Payable production (kt NiEq) and C1 cash cost[1,2] (US$/lb NiEq real)



Santa Rita NiEq production (OP)
Santa Rita NiEq production (UG)
Serrote NiEq production
Consolidated C1 cash costs (NiEq)
24 24 26 28 29 23 19 27 30 33 37 33 29 29 29 29 29 29 29 29 28 27 29 30 31 32 31 30 27 23 12 2 --
4.2 3.6 3.5 3.3 3.2 3.0 3.7 3.1 3.0 2.9 2.6 2.8 2.9 2.9 2.9 3.0 2.9 2.9 2.9 3.0 3.1 3.1 3.1 2.9 2.9 2.8 2.9 2.9 2.9 3.3 4.7 8.0
2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 2047 2048 2049 2050 2051 2052 2053 2054 2055

Source: Appian Capital Advisory LLP.

Notes

1 Cash cost shown on a nickel equivalent basis. Consensus real commodity prices: Nickel ($/lb)(2023: 9.87 / 2024: 9.46 / 2025: 9.61 / 2026: 9.13 / LT: 8.46); Copper ($/lb)(2023: 3.55 / 2024: 3.82 / 2025: 3.94 / 2026: 3.89 / LT: 3.59); Cobalt ($/lb)(2023: 25.58 / 2024: 27.70 / 2025: 27.37 / 2026: 26.43 / LT: 23.53); Gold ($/oz)(2023: 1,753 / 2024: 1,719 / 2025: 1,654 / 2026: 1,593 /LT: 1,615); Platinum ($/oz)(2023: 1,027 / 2024: 1,099 / 2025: 1,121 / 2026: 1,195 / LT: 1,140); Palladium ($/oz)(2023: 1,977 / 2024: 1,763 / 2025: 1,544 / 2026: 1,325 / LT: 1,363).Based on Wood Mackenzie's 2023 Nickel Industry C1 Cash Cost curve on a by-product basis.

2 The contents of this slide do not reflect certain upsides such as extension of mine life at MVV and extension of the life of the open pit at Atlantic Nickel.

- Serrote
  - Open pit production expected to continue through 2034
  - Caboclo-Rogério deposit could provide future additional ore source and extend mine life
  - Oxide processing plant could provide expanded production from stockpiled oxide material
- Santa Rita
  - Open pit production expected to continue through 2028
  - Transition to underground project expected starting in 2027
  - Underground production expected to have 27 year mine life

**Payable production and C1 cast cost details have been provided to Royal Gold by ACG Acquisition Company Ltd.*

ROYAL GOLD, INC. | SERROTE AND SANTA RITA ROYALTY ACQUISITIONS | JUNE 12, 2023

8

ROYAL GOLD, INC. | SERROTE AND SANTA RITA ROYALTY ACQUISITIONS 9 | JUNE 12, 2023 Potential for Resource Conversion* Future resource conversion at Santa Rita and Serrote provides potential for mine life extensions *All information on this slide has been provided to Royal Gold by ACG Acquisition Company Ltd.

ROYAL GOLD, INC. | SERROTE AND SANTA RITA ROYALTY ACQUISITIONS 10 | JUNE 12, 2023 Potential for Further Growth from Regional Exploration* Future resource and production growth potential exists on large and relatively unexplored land packages *All information on this slide has been provided to Royal Gold by ACG Acquisition Company Ltd.

ROYAL GOLD, INC. | SERROTE AND SANTA RITA ROYALTY ACQUISITIONS 11 | JUNE 12, 2023 ACG Electric Metals Overview London-listed base metals company formed to provide security of supply, full supply-chain accountability and low carbon emissions products to industrial customers • ACG Acquisition Company Limited (“ACG”) is a special purpose acquisition company • ACG raised proceeds of approximately $125M in its initial public offering and listed on the London Stock Exchange on October 12, 2022 • ACG will be renamed ACG Electric Metals upon completion of the acquisition of the entities that own the Serrote and Santa Rita mines • Management and Board: • Extensive prior experience from senior roles with UC Rusal, Arcelor Mittal Mining, Anglo American, Valé, Kinross, Alcoa, Rothschild & Co., CEF Holdings • Capital structure at closing expected to include: • $250M – royalty finance (RG Royalties, LLC) • $225M – senior debt (underwritten by Citigroup, ING, Société Générale) • $100M – prepayment facility (PowerCo, a subsidiary of Volkswagen) • $615M – equity (from sources including Glencore, La Mancha, Stellantis; existing investors; and new investors)

ROYAL GOLD, INC. | SERROTE AND SANTA RITA ROYALTY ACQUISITIONS 12 | JUNE 12, 2023 Serrote and Santa Rita Royalties Fit Our Acquisition Criteria ✓ People ACG Electric Metals is a high-quality, well-capitalized and growth-focused counterparty with experienced management ✓ Place Brazil is a mining friendly jurisdiction and Serrote and Santa Rita enjoy strong local community support ✓ Project Serrote and Santa Rita royalties provide de-risked revenue and long term exposure to future production and exploration growth Serrote and Santa Rita royalties are expected to be immediately accretive to cash flow Two producing base metal mines with precious metals credits provide revenue diversification

Tel. 303.573.1660 investorrelations@royalgold.com www.royalgold.com